UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23802

Destiny Tech100 Inc.

(Exact name of registrant as specified in charter)

1401 Lavaca Street, #144 Austin, TX 78701
(Address of principal executive offices) (Zip code)

Sohail Prasad

c/o Destiny Tech100 Inc.

1401 Lavaca Street, #144

Austin, TX 78701
(Name and address of agent for service)

(415) 639-9966

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2024

1

Item 1. Reports to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

D/XYZ

DESTINY TECH100 INC

SEMI-ANNUAL SHAREHOLDER REPORT (UNAUDITED)

JUNE 30, 2024

This semi-annual shareholder report contains important information about Destiny Tech100 Inc. for the period of January 1, 2024 to June 30, 2024. You can find additional information about the fund at d.xyz. You can also request this information by contacting us at 415-639-9966 or ir@destiny.xyz

Table of Contents

Performance and Graphical Illustrations (Unaudited)	2
Schedule of Investments (Unaudited)	3
Statement of Assets and Liabilities (Unaudited)	6
Statement of Operations (Unaudited)	7
Statements of Changes in Net Assets (Unaudited)	8
Statement of Cash Flows (Unaudited)	9
Financial Highlights	10
Notes to Financial Statements (Unaudited)	11
Additional Information (Unaudited)	23

Destiny Tech100 Inc.

Performance and Graphical Illustrations
June 30, 2024 (Unaudited)

The Fund’s performance figures* for the period ended June 30, 2024 compared to its benchmark:

Fund/Index	One-Year	Annualized Since Inception (a)
Destiny Tech100 Inc. - NAV	3.52%	(16.01)%
Fund Benchmark
NASDAQ Composite Index (b)	42.75%	35.67%

Comparison of Change in Value of 10,000 Initial Investment

*

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the sale of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Returns are calculated using the net asset value or “NAV” on June 30, 2024.

(a)	The Fund commenced operations on May 12, 2022. The performance is based on average annual returns.

(b)

The Nasdaq Composite Index is a market cap-weighted index, simply representing the value of all its listed stocks. The set of eligible securities includes common stocks, ordinary shares, and common equivalents such as ADRs. However, convertible debentures, warrants, Nasdaq-listed closed-end funds, exchange traded funds (ETFs), preferred stocks, and other derivative securities are excluded.

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

Destiny Tech100 Inc.

Schedule of Investments
As of June 30, 2024 (Unaudited)

Shares/ Principal Amount	Security	Acquisition Date	Cost	Fair Value
	Private Investments, at fair value 100.76%
	Agreement for Future Delivery of Common Shares 2.82%
	Financial Technology 2.82%
1,540	Plaid, Inc. (a)(b)(c)(d)	02/15/22	$1,110,340	$231,000
49,075	Stripe, Inc. (a)(b)(e)(f)	01/10/22	3,478,813	1,350,053
	Total Agreement for Future Delivery of Common Shares		4,589,153	1,581,053

	Common Stocks 69.71%
	Aviation/Aerospace 40.45%
63,846	Relativity Space, LLC (a)(b)(e)(g)	12/28/21	1,659,996	1,447,389
9,100	Space Exploration Technologies Corp. (a)(b)(e)(h)	06/09/22	618,618	1,019,200
135,135	Space Exploration Technologies Corp. (a)(b)(e)(h)	06/27/22	10,009,990	15,135,120
47,143	Space Exploration Technologies Corp. (a)(b)(e)(h)	06/08/22	3,419,945	5,051,844
			15,708,549	22,653,553
	Education Services 2.84%
106,136	ClassDojo, Inc. (a)(b)(e)	11/19/21	3,000,018	1,592,040

	Enterprise Software 4.72%
88,885	Automation Anywhere, Inc. (a)(b)(e)	12/30/21	2,609,219	542,199
110,234	SuperHuman Labs, Inc. (a)(b)(e)	06/25/21	2,999,996	2,099,958
			5,609,215	2,642,157
	Financial Technology 14.01%
90,952	CElegans Labs, Inc. (a)(b)(e)	11/23/21	2,999,977	1,251,500
3,077	Klarna Bank AB (a)(b)(e)	03/16/22	4,657,660	1,176,953
55,555	Public Holdings, Inc. (a)(b)(e)	07/22/21	999,990	277,775
8,200	Revolut Group Holdings Ltd. (a)(b)(e)	12/08/21	5,275,185	2,665,000
117,941	Brex, Inc. (a)(b)(d)(g)	03/02/22	4,130,298	2,477,646
			18,063,110	7,848,874
	Gaming/Entertainment 4.57%
4,946	Epic Games, Inc. (a)(b)(e)(g)	12/31/21	6,998,590	2,558,022

	Mobile Commerce 2.55%
44,181	Maplebear, Inc. (a)	09/27/23	6,419,399	1,419,976

	Social Media 0.43%
1,069	Discord, Inc. (a)(b)(e)	03/01/22	724,942	240,525

	Supply Chain/Logistics 0.14%
26,000	Flexport, Inc. (a)(b)(e)	03/29/22	520,000	80,600
	Total Common Stocks		57,043,823	39,035,747

See accompanying Notes to Financial Statements.

Destiny Tech100 Inc.

Schedule of Investments
As of June 30, 2024 (Unaudited) (continued)

Shares/ Principal Amount	Security	Acquisition Date	Cost	Fair Value
	Convertible Notes 4.55%
	Aviation/Aerospace 4.55%
$2,000,000	Boom Technology, Inc., 5.00% 01/09/2027 (b)(e)	02/18/22	$2,000,000	$2,547,500
	Total Convertible Notes		2,000,000	2,547,500

	Preferred Stocks 14.61%
	Aviation/Aerospace 9.17%
8,879	Axiom Holdings, Inc. Series C Preferred Stock (a)(b)(e)	01/18/23	1,499,929	1,499,929
21,517	Axiom Holdings, Inc. Series C-1 Preferred Stock (a)(b)(e)	12/22/21	3,179,754	3,634,867
			4,679,683	5,134,796
	Financial Technology 3.71%
60,250	Chime Financial Inc. - Series A Preferred Stock (a)(b)(e)	12/30/21	5,150,748	1,329,114
176,886	Jeeves, Inc. - Series C Preferred Stock (a)(b)(e)	04/05/22	749,997	749,997
			5,900,745	2,079,111
	Food Products 1.20%
52,000	Impossible Foods, Inc. - Series A Preferred Stock (a)(b)(e)	06/17/22	1,272,986	260,000
82,781	Impossible Foods, Inc. - Series H Preferred Stock (a)(b)(e)(g)	11/04/21	2,098,940	413,907
			3,371,926	673,907
	Social Media 0.53%
1,311	Discord, Inc. - Series G Preferred Stock (a)(b)(e)	03/01/22	889,055	294,975
	Total Preferred Stocks		14,841,409	8,182,789

	Profit Participation Units 3.57%
	Artificial Intelligence 3.57%
11,236	OpenAI Inc. (a)(b)(e)(g)	12/18/23	2,010,008	2,000,008
	Total Profit Participation Units		2,010,008	2,000,008

	Short-Term Investments 5.50%
	Money Market 5.50%
3,078,972	First American Treasury Obligations, Class X, 5.21% (i)	05/08/23	3,078,972	3,078,972
	Total Short-Term Investments		3,078,972	3,078,972

	Total Investments, at fair value — 100.76% (Cost $83,563,365)			$56,426,069
	Other Assets Less Liabilities ( 0.76%)			(426,030)
	Net Assets — 100.00%			$56,000,039

See accompanying Notes to Financial Statements.

Destiny Tech100 Inc.

Schedule of Investments
As of June 30, 2024 (Unaudited) (continued)

Shares/ Principal Amount	Security	Acquisition Date	Cost	Fair Value
	Securities by Country as a Percentage of Investments Fair Value
	United States 93.19%
	Common Stocks		$47,110,978	$35,193,794
	Convertible Notes		2,000,000	2,547,500
	Preferred Stocks		14,841,409	8,182,789
	Agreement for Future Delivery of Common Shares		4,589,153	1,581,053
	Profit Participation Units		2,010,008	2,000,008
	Money Market		3,078,972	3,078,972
	Total United States		$73,630,520	$52,584,116

	United Kingdom 6.81%
	Common Stocks		9,932,845	3,841,953
	Total United Kingdom		$9,932,845	$3,841,953

(a)	Non-income producing security.

(b)	Restricted investments as to resale.

(c)

Investment is a Special Purpose Vehicles (“SPVs”) that holds multiple forward agreements that represent common shares of Plaid, Inc. Forward contracts involve the future delivery of shares of a portfolio company upon such securities becoming freely transferable or the removal of restrictions on transfer. The counterparties are shareholders of the portfolio company. The aggregate total of the forward contracts for each SPV represents less than 5% of Fund’s net assets.

(d)

Investment is valued using the SPV’s pro rata net asset value (or its equivalent) as a practical expedient. Please see Note 2 in the
Notes to the Financial Statements for respective investment strategies and redemption restrictions.

(e)	Level 3 securities fair valued using significant unobservable inputs.

(f)

Investment is a SPV that holds multiple forward agreements that represent common shares of Stripe, Inc. Forward contracts involve the future delivery of shares of a portfolio company upon such securities becoming freely transferable or the removal of restrictions on transfer. The counterparties are shareholders of the portfolio company. The aggregate total of the forward contracts represents less than 5% of the Fund’s net assets.

(g)

These securities have been purchased through SPVs in which the Fund has a direct investment of ownership units. The shares, cost basis and fair value stated are determined based on the underlying securities purchased by the SPV and the Fund’s ownership percentage.

(h)

These securities have been purchased through SPVs in which the Fund has a direct investment of ownership units. The shares, cost basis and fair value stated are determined based on the underlying securities purchased by the SPV and the Fund’s ownership percentage. The SPVs have either directly invested in SpaceX or indirectly invested in SpaceX through a SPV.

(i)	Rate disclosed is the seven-day effective yield as of June 30, 2024.

LLC - Limited Liability Company

LP - Limited Partnership

Ltd. - Limited

See accompanying Notes to Financial Statements.

Destiny Tech100 Inc.

Statement of Assets and Liabilities
As of June 30, 2024 (Unaudited)

Assets
Investments, at fair value (Cost $83,563,364)	$56,426,069
Prepaid insurance	37,680
Prepaid listing fees	49,203
Interest receivable	241,945
Total Assets	56,754,897

Liabilities
Management fee payable	350,961
Fund administration fee payable	75,825
Professional fees payable	227,852
Trustee fees payable	84,890
Other fees payable	15,330
Total Liabilities	754,858
Commitments and contingencies (Note 6)
Net Assets	$56,000,039

Net Assets Consist Of:
Paid-in-capital (500,000,000 shares authorized, $0.00001 par value)	86,073,317
Total accumulated deficit	(30,073,278)
Net Assets applicable to Common Shareholders	$56,000,039

Net Asset Value Per Share
Net Assets applicable to Common Shareholders	$56,000,039
Common Shares of beneficial interest outstanding, at $0.00001 par value; 500,000,000 shares authorized, 10,879,905 shares issued and outstanding	10,879,905
Net Asset Value Per Share applicable to Common Shareholders	$5.15

See accompanying Notes to Financial Statements.

Destiny Tech100 Inc.

Statement of Operations
For the Six Months Ended June 30, 2024 (Unaudited)

Investment Income
Interest income	$49,561
Dividend income	117,773
Total investment income	167,334

Expenses
Management fees (see Note 5)	775,187
Legal fees	316,667
Audit and tax fees	150,935
Trustee fees	140,110
Pricing fees	138,833
Chief compliance and principal financial officer fees	68,100
Other expenses	257,928
Total Expenses	1,847,760

Net Investment Loss	(1,680,426)

Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) on fair value on investments	(1,916,383)
Change in unrealized fair value on investments	6,973,315
Net Realized and Unrealized Gain	5,056,932

Net Increase in Net Assets from Operations	$3,376,506

See accompanying Notes to Financial Statements.

Destiny Tech100 Inc.

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2024 (Unaudited)	For the Year Ended December 31, 2023
Operations
Net investment gain/(loss)	$(1,680,426)	$(2,852,391)
Recognition of conversion of SAFE note liabilities to Common Shares	—	—
Realized gain (loss) on fair value on investments	(1,916,383)	—
Change in unrealized fair value of warrants (see Note 4)	—	3,571,824
Change in unrealized fair value on SAFE note liabilities	—	—
Change in unrealized fair value on investments	6,973,315	(4,859,940)
Increase/(decrease) in net assets resulting from operations	3,376,506	(4,140,507)

Distributions to Shareholders
From distributable earnings	—	—
Total distributions to Fund shareholders	—	—

Capital Share Transactions
Conversion to SAFE notes	—	— (1)
Increase/(decrease) in net assets from capital share transactions	—	—
Total increase/(decrease) in net assets	3,376,506	(4,140,507)

Net Assets
Beginning of period	52,623,533	56,764,040
End of period	$56,000,039	$52,623,533

Capital Share Activity
Conversion to SAFE notes	—	— (1)
Reverse stock split	—	—
Net increase in shares outstanding	—	—
Shares outstanding, beginning of period	10,879,905	10,879,905
Shares outstanding, end of period	10,879,905	10,879,905

(1)

On May 11, 2022, each SAFE holder received from the Fund a number of shares of common stock equal to the total amount invested by such investor in the private offering divided by $10.00. Following the SAFE Conversion and the reverse stock split, the Fund has 10,879,905 shares of common stock issued and outstanding.

See accompanying Notes to Financial Statements.

Destiny Tech100 Inc.

Statement of Cash Flows
For the Six Months Ended June 30, 2024 (Unaudited)

Cash Flows from Operating Activities
Net increase in net assets from operations	$3,376,506
Adjustments to reconcile net gain provided by operating activities:
Change in realized gain on investments	1,916,383
Change in unrealized fair value on investments	(6,973,315)
Purchase of investments	(193,045)
Sale of investments	2,031,545
Changes in operating assets and liabilities:
Decrease in management fee payable	(92,352)
Decrease in fund administration fee payable	(26,772)
Increase in professional fees payable	6,102
Increase in trustee fees payable	84,890
Increase in prepaid listing fees	(49,203)
Increase in other fees payable	10,330
Increase in interest receivable	(49,563)
Decrease in prepaid insurance	24,261
Decrease in due to Organizer	(65,767)
Net cash used in operating activities	—

Cash used in investing activities	—

Cash Flows from Financing Activities
Paid to shareholders	—
Offering costs paid to Organizer	—
Net cash provided by financing activities	—

Net Decrease in cash	—
Cash, beginning of period	—

Cash, end of period	$—

See accompanying Notes to Financial Statements.

Destiny Tech100 Inc.

Financial Highlights

	For the Six Months Ended June 30, 2024 (Unaudited)	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022 (1)(2)
Net Asset Value, Beginning of Period	$4.84	$5.22	$(1.60)

Income from Investment Operations
Net investment income/(loss)(3)	(0.15)	(0.26)	(0.27)
Recognition of conversion of SAFE note liabilities to Common Shares	—	—	2.33
Realized gain (loss) on fair value on investments	(0.18)	—	—
Change in unrealized fair value of warrants (see Note 4)	—	0.32	0.13
Change in unrealized fair value on SAFE note liabilities	—	—	0.06
Change in unrealized fair value on investments	0.64	(0.44)	(2.61)
Total income/(loss) from investment operations and recognition of conversion of SAFE note liabilities to Common Shares	0.31	(0.38)	(0.36)

Distributions to Shareholders
From net investment income	—	—	—
From return of capital	—	—	—
Total distributions	—	—	—
Effect of shares issued from SAFE note conversion to Common Shares	—	—	7.18
Increase/(Decrease) in Net Asset Value	0.31	(0.38)	6.82
Net Asset Value, End of Period	$5.15	$4.84	$5.22

Total Return (4)	6.42%	(7.29)%	426.08	%(5)

Supplemental Data and Ratios
Net assets attributable to common shares, end of period (000s)	$56,000	$52,624	$56,764
Ratio of expenses to average net assets (6)	6.84%	5.92%	5.13%
Ratio of net investment income to average net assets (6)	(6.22)%	(5.25)%	(4.82)%
Portfolio turnover rate (7)	0.00%	0.09%	0.24%

(1)

The Fund commenced operations on January 25, 2021. For the period from January 25, 2021 to May 11, 2022, the Destiny XYZ Inc. (the “Organizer”) was the sole owner of the Fund’s shares of common stock of 2,500,000 shares. Financial Highlights were not presented for the Fund for the 2021 period.

(2)

On May 11, 2022, each SAFE holder received from the Fund a number of shares of common stock equal to the total amount invested by such investor in the private offering divided by $10.00. Following the SAFE Conversion and the reverse stock split, the Fund has 10,879,905 shares of common stock issues and outstanding.

(3)	Calculated using the average shares method.

(4)	Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or the sale of Fund shares. Returns for period less than a year are not annualized.

(5)

Total return has been calculated using the absolute value of the initial net asset value due to a negative net asset value as of January 1, 2022. The total return for the Fund has been calculated for shareholders owning shares for the entire period and does not represent the return for holders of SAFE notes that converted to common stock during the year ended December 31, 2022.

(6)	Ratios do not include expenses of underlying private investments in which the Fund invests.

(7)

Portfolio turnover rate is calculated using the lesser of year-to-date sales or year-to-date purchases over the average of the invested assets at fair value for the periods reported. Ratio is not annualized.

See accompanying Notes to Financial Statements.

Destiny Tech100 Inc.

Notes to Financial Statements
June 30, 2024 (Unaudited)

(1)    Organization

Destiny Tech100 Inc. (the “Fund”) was formed on November 18, 2020, as a Maryland corporation and commenced operations on January 25, 2021. On May 13, 2022, the Fund registered with the Securities and Exchange Commission (“SEC”) as an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is a non-diversified, closed-end management investment company. The Fund’s shares began trading on the New York Stock Exchange (“NYSE”) on March 26, 2024 under the ticker symbol “DXYZ”.

Destiny Advisors LLC, a Delaware limited liability company (the “Adviser”), serves as the investment adviser to the Fund. The Adviser is responsible for the overall management and affairs of the Fund and has full discretion to invest the assets of the Fund in a manner consistent with the Fund’s investment objective.

The Fund’s investment objective is to maximize the portfolio’s total return, principally by seeking capital gains on equity and equity-related investments. Under normal market conditions, the Fund will invest at least 80% of its total assets in equity and equity-linked securities of companies principally engaged in the technology sector. Equity-linked securities mean any debt or equity securities that are convertible, exercisable or exchangeable for equity securities of the issuer, or that provide the Fund with economic exposure to the equity securities of such issuer. The Fund will invest principally in the equity and equity-linked securities of what it believes to be rapidly growing venture-capital-backed emerging companies, located primarily in the United States. The Fund may also invest on an opportunistic basis in select U.S. publicly traded equity securities or certain non-U.S. companies that otherwise meet its investment criteria. The Fund concentrates its investments in companies operating in one or more industries within the technology group of industries. There can be no assurance that the Fund’s investment objective will be achieved or that its investment program will be successful. We have elected to be treated, and continue to qualify annually, as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), beginning with the taxable year ended December 31, 2023. No assurance can be provided that we will qualify as a RIC for any taxable year.

The Adviser is a wholly-owned subsidiary of Destiny XYZ Inc. (the “Organizer”). The Organizer manages and controls the Adviser.

The Fund’s board of directors (the “Board”) has overall responsibility for monitoring and overseeing the Fund’s operations and investment program. A majority of the directors of the Board are not “interested persons” (as defined by the 1940 Act) of the Fund or the Adviser.

(2)    Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. All accounts are stated in U.S. dollars unless otherwise noted. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United State of America (“U.S. GAAP”). The Fund is an investment company and follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies.

(a)    Investments

Investments in securities, including through SPVs, are recorded on the trade date, the date on which the Fund agrees to purchase or sell the securities.

The Fund may invest in SPVs that hold forward contracts. Forward contracts involve the future delivery of shares of a portfolio company upon such securities becoming freely transferable or the removal of restrictions on transfer. The counterparties are shareholders of the portfolio company. The Fund does not have information as to the identities of the shareholders; however, counterparty risk is mitigated by the fact that there is not a single counterparty on the opposite side of the forward contracts.

The Fund may invest in “forward contracts” that involve shareholders (each a “counterparty”) of a potential portfolio company whereby such counterparties promise future delivery of such securities upon transferability or other removal of restrictions. This may involve counterparty promises of future performance, including among other things transferring shares to us in the future, paying costs and fees associated with maintaining and transferring the shares, not transferring or encumbering their shares, and participating in further acts required of shareholders by the counterparty and their agreement with us. Should counterparties breach their agreement inadvertently, by operation of law, intentionally, or fraudulently, it could affect the

Destiny Tech100 Inc.

Notes to Financial Statements (continued)
June 30, 2024 (Unaudited)

Fund’s performance. The Fund’s ability and right to enforce transfer and payment obligations, and other obligations, against counterparties could be limited by acts of fraud or breach on the part of counterparties, operation of law, or actions of third parties. Measures the Fund takes to mitigate these risks, including powers of attorney, specific performance and damages provisions, any insurance policy, and legal enforcement steps, may prove ineffective, unenforceable, or economically impractical to enact.

The organizer of each SPV holding forward contracts may carry an insurance policy at their own expense to protect the SPV against certain insured risks with respect to the forward purchase contracts. Insured risks include (i) an intentional attempt by a shareholder to deceive the organizer or the SPV or a failure to honor an obligation under, or refusal to settle, an obligation to the SPV; (ii) certain events of bankruptcy; and (iii) in the case of death of a shareholder, the refusal of the shareholder’s heirs, beneficiary, or estate to honor the obligation.

In cases where the Fund purchases a forward contract through a secondary marketplace, it may have no direct relationship with, or right to contact, enforce rights against, or obtain personal information or contact information concerning the counterparty. In such cases, the Fund will not be a direct beneficiary of the portfolio company’s securities or related instruments. Instead, it would rely on a third party to collect, settle, and enforce its rights with respect to the portfolio company’s securities. There is no guarantee that said party will be successful or effective in doing so.

Realized gains or losses on dispositions of investments represent the difference between the original cost of the investment, based on the specific identification method, and the proceeds received from the sale. The Fund applies a fair value accounting policy to its investments with changes in unrealized gains and losses recognized in the statement of operations as a component of net unrealized gain (loss).

(b)    Income Taxes

The Fund has elected to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes, and expects each year to qualify as a RIC for U.S. federal income tax purposes. As such, the Fund generally will not be subject to U.S. federal corporate income tax, provided that it distributes all of its net taxable income and gains each year. It is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended December 31) plus undistributed amounts from prior years.

The Fund has selected a tax year end of December 31.

There were no distributions for the period ended June 30, 2024.

The Fund records uncertain tax positions in accordance with ASC 740 on the basis of a two-step process in which (1) it determines whether it is more likely than not that the tax positions will be sustained on the basis of the technical merits of the position and (2) for those tax positions that meet the more-likely-than-not recognition threshold, it recognizes the largest amount of tax benefit that is more than 50 percent likely to be realized upon ultimate settlement with the related tax authority. There were no material unrecognized tax benefits or unrecognized tax liabilities related to uncertain income tax positions as of and through June 30, 2024.

(c)    Cash and Cash Equivalents

Cash and cash equivalents include U.S. dollar deposits at bank accounts at amounts which may exceed insured limits. The Fund is subject to risk to the extent that the institutions may be unable to fulfill their obligations.

(d)    Income and Expenses

Interest income is recognized on an accrual basis as earned. Dividend income is recorded on the ex- dividend date. Expenses are recognized on an accrual basis as incurred.

Destiny Tech100 Inc.

Notes to Financial Statements (continued)
June 30, 2024 (Unaudited)

Offering costs were accounted for as deferred costs until the Fund registered as an investment company under the 1940 Act and were then amortized to expense over twelve months on a straight-line basis. These costs consist of fees for the legal preparation and filing fees associated with the private offering. As of June 30, 2024, $0 of offering costs originally accounted for as deferred costs have been amortized to expense in the Statement of Operations. Certain investments may have contractual payment-in-kind (“PIK”) interest. PIK represents accrued interest that is added to the principal of the investment on the respective interest payment dates rather than being paid in cash and generally becomes due at maturity or upon being called by the issuer. PIK is recorded as interest income.

(e)    Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Fund’s management to make estimates and assumptions that affect the amounts reported in the financial statements. Because of the uncertainties associated with estimation, actual results could differ from those estimates used in preparing the accompanying financial statements.

(f)    Concentrations of Credit Risk

Financial instruments which potentially expose the Fund to concentrations of credit risk consist of cash and cash equivalents. The Fund maintains its cash and cash equivalents in financial institutions at levels that have historically exceeded federally- insured limits.

(g)    Risks and Uncertainties

All investments are subject to certain risks. Changes in overall market movements, interest rates, or factors affecting a particular industry, can affect the ultimate value of the Fund’s investments. Investments are subject to a number of risks, including the risk that values will fluctuate as a result of changing expectations for the economy and individual investors.

Liquidity and Valuation Risk - Liquidity risk is the risk that securities may be difficult or impossible to sell at the time the Adviser would like or at the price it believes the security is currently worth. Liquidity risk may be increased for certain Fund investments, including those investments in funds with gating provisions or other limitations on investor withdrawals and restricted or illiquid securities. Some SPVs in which the Fund invests may impose restrictions on when an investor may withdraw its investment or limit the amounts an investor may withdraw. To the extent that the Adviser seeks to reduce or sell out of its investment at a time or in an amount that is prohibited, the Fund may not have the liquidity necessary to participate in other investment opportunities or may need to sell other investments that it may not have otherwise sold.

The Fund may also invest in securities that, at the time of investment, are illiquid, as determined by using the Securities and Exchange Commission’s (the “SEC”) standard applicable to registered investment companies (i.e., securities that cannot be disposed of by the Fund within seven calendar days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Investment of the Fund’s assets in illiquid and restricted securities may also restrict the Fund’s ability to take advantage of market opportunities.

Valuation risk is the risk that one or more of the securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult, in which case the Adviser’s judgment may play a greater role in the valuation process.

Concentration Risk - Many of the Fund’s investments will be in U.S. private companies in the technology sector, and therefore will be particularly exposed to the risks attendant to investments in that sector. Investors generally have no assurance as to the degree of diversification of the Fund’s investments, either by geographic region, asset type or sector. Accordingly, a significant portion of the Fund’s investments may be made in relatively few geographic regions, asset types, security types or industry sectors. For example, as of June 30, 2024, approximately 40.5% of our investment portfolio is invested in private technology companies in the aerospace/aviation industry. Any such concentration of risk may increase losses suffered by the Fund, which could have a material adverse effect on the Fund’s overall financial condition.

Destiny Tech100 Inc.

Notes to Financial Statements (continued)
June 30, 2024 (Unaudited)

Market Disruption and Geopolitical Risk - The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, and related geopolitical events (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as, for example, earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, as well as the spread of infectious illness or other public health issues, including widespread epidemics or pandemics, and systemic market dislocations can be highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of Fund Investments.

(h)    Restricted securities

Restricted securities are securities of privately-held companies that may be resold only upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Adviser. The restricted securities may be valued at the price provided by dealers in the secondary market or, if no market prices are available, the fair value as determined in good faith using methods approved by the Adviser. As of June 30, 2024, there is no expected date for such restrictions to be removed for the Fund’s restricted securities.

Additional information on each restricted investment held by the Fund on June 30, 2024 is as follows:

Investments	Initial Acquisition Date	Cost	Fair Value	% of Net Assets
Automation Anywhere, Inc.	12/30/2021	$2,609,219	$542,199	0.97%
Axiom Holdings, Inc. Series C Preferred Stock	01/18/2023	1,499,929	1,499,929	2.68%
Axiom Holdings, Inc. Series C-1 Preferred Stock	12/22/2021	3,179,754	3,634,867	6.49%
Boom Technology, Inc.	02/18/2022	2,000,000	2,547,500	4.55%
Brex, Inc.	03/02/2022	4,130,298	2,477,646	4.42%
CElegans Labs, Inc.	11/23/2021	2,999,977	1,251,500	2.22%
Chime Financial Inc. - Series A Preferred Stock	12/30/2021	5,150,748	1,329,114	2.37%
ClassDojo, Inc.	11/19/2021	3,000,018	1,592,040	2.84%
Discord, Inc.	03/01/2022	724,942	240,525	0.43%
Discord, Inc. - Series G Preferred Stock	03/01/2022	889,055	294,975	0.53%
Epic Games, Inc.	12/31/2021	6,998,590	2,558,022	4.57%
Flexport, Inc.	03/29/2022	520,000	80,600	0.14%
Impossible Foods, Inc. - Series A Preferred Stock	06/17/2022	1,272,986	260,000	0.45%
Impossible Foods, Inc. - Series H Preferred Stock	11/04/2021	2,098,940	413,907	0.73%
Jeeves, Inc. - Series C Preferred Stock	04/05/2022	749,997	749,997	1.34%
Klarna Bank AB	03/16/2022	4,657,660	1,176,953	2.10%
OpenAI Inc.	12/18/2023	2,010,008	2,000,008	3.57%
Plaid, Inc.	02/15/2022	1,110,340	231,000	0.41%
Public Holdings, Inc.	07/22/2021	999,990	277,775	0.50%
Relativity Space, LLC	12/28/2021	1,659,996	1,447,389	2.58%
Revolut Group Holdings Ltd.	12/08/2021	5,275,185	2,665,000	4.76%
Space Exploration Technologies Corp.	06/27/2022	10,009,990	15,135,120	27.03%
Space Exploration Technologies Corp., Class A and Class C	06/08/2022	3,419,945	5,051,844	9.02%
Space Exploration Technologies Corp., Series A	06/09/2022	618,618	1,019,200	1.82%

Destiny Tech100 Inc.

Notes to Financial Statements (continued)
June 30, 2024 (Unaudited)

Investments	Initial Acquisition Date	Cost	Fair Value	% of Net Assets
Stripe, Inc.	01/10/2022	$3,478,813	$1,350,053	2.41%
Superhuman Labs, Inc.	06/25/2021	2,999,996	2,099,958	3.75%
Total Investments		$74,064,944	$51,927,121	92.73%

(3)    Fair Value Measurements

The Fund’s Fair Valuation Procedures incorporate the principles found in Rule 2a-5 of the 1940 Act in conjunction with Topic 820 (“ASC 820”) of the Financial Accounting Standards Board (“FASB”). Rule 2a-5 was created to address valuation practices with respect to the investments of a registered investment company and the oversight role performed by the Board in the valuation process. The Board has appointed the Adviser to serve as the Valuation Designee to perform fair value determinations.

ASC 820 was created to establish a framework for measuring fair value through the use of certain methods and inputs and shall be used by the Adviser in combination with the directives of Rule 2a-5 of the 1940 Act. ASC 820 defines fair value as the price of an asset that one would observe in an orderly purchase and sale transaction between market participants at a specific point in time. Data inputs used to perform a valuation are categorized as follows:

Readily Available (Level I) – Investments that trade frequently, for which pricing quotations in active markets are easily accessible.

Limited Availability (Level II) – Investments lacking easily recognizable market data, but where certain other observable data points exist such as market quotes for similar investments, and other observable market conditions such as interest rates, yield curves, default rates, etc.

Unavailable (Level III) – Investments where there is virtually no market data available, with no observable market data points or inputs. Fair value may be derived from professional judgments and assumptions in the form of an analysis that considers relevant factors and criteria determined in good faith, using a methodology such as liquidation basis, present value of cash flows, income approach, etc. or an independent third-party appraisal, should the committee feel the need to engage one.

Investments in publicly traded securities are generally carried at the closing price on the last trading day of the reporting period, while private investments are carried at fair value, estimated using applicable methodologies or are valued at their NAV as a practical expedient. In instances where a public or private market transaction is not sufficiently similar to the investment being valued, alternative valuation methodologies shall be utilized. The determined fair value may be discounted even further on account of factors including but not limited to capital and risk structure, restrictions on resale, and ownership structure.

The Fund is registered under the 1940 Act. The Fund’s investments will be fair valued on a quarterly basis and the Fund will calculate its NAV as of the close of each business quarter. Fluctuations in an investment’s fair value may be caused by volatility in economic conditions, among other factors. Such fluctuations in the fair value are classified as unrealized gains or losses in the Fund’s statement of operations. Upon the disposition of an investment, the corresponding gain or loss is classified as realized and will also be noted in the statement of operations.

Certain private fund investments are reported on the Fund’s schedule of investments as being measured at fair value using the Fund’s pro rata NAV (or its equivalent) without further adjustment, as a practical expedient of fair value, and therefore these investments are excluded from the fair value hierarchy. Generally, the fair value of the Fund’s investment in a private investment funds represents the amount that the Fund could reasonably expect to receive from the investment if the Fund’s investment is withdrawn at the measurement date based on NAV.

Investments in private financial instruments or securities for which no readily available pricing is available may be valued by an independent reputable third-party service provider on a quarterly basis or as needed. This includes securities for which the use of NAV as a practical expedient is permitted under U.S. GAAP because their value is not based on unadjusted quoted prices. In conjunction with input from the independent third-party valuation agent, the Adviser, as the Valuation Designee, shall value each Level III Investment on a quarterly basis.

Destiny Tech100 Inc.

Notes to Financial Statements (continued)
June 30, 2024 (Unaudited)

The methods commonly used to develop indications of value for an asset are the Income, Market, and Cost Approaches. Each valuation technique is detailed in ASC 820.

The Income Approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Those valuation techniques include present value techniques; option-pricing models, such as the Black-Scholes- Merton formula (a closed-form model) and a binomial model (a lattice model), which incorporate present value techniques.

The Market Approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). For example, valuation techniques consistent with the market approach often use market multiples derived from a set of comparables. Multiples might lie in ranges with a different multiple for each comparable. The selection of where within the range the appropriate multiple falls requires judgment, considering factors specific to the measurement (qualitative and quantitative).

The Cost Approach is based on the amount that currently would be required to replace the service capacity of an asset (often referred to as current replacement cost). From the perspective of a market participant (seller), the price that would be received for the asset is determined based on the cost to a market participant (buyer) to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence. Obsolescence encompasses physical deterioration, functional (technological) obsolescence, and economic (external) obsolescence and is broader than depreciation for financial reporting purposes (an allocation of historical cost) or tax purposes (based on specified service lives).

At various times, the Fund may utilize Special Purpose Vehicles (“SPV”) and similar structures in the investment process. The Fund advances money to these SPVs for the specific purpose of investing in securities of a single private issuer (an “SPV Investment”) either directly or indirectly through an SPV. When the Fund makes an SPV Investment, the investment is held through the Fund‘s interest in the respective SPV. The Fund presents and fair values its SPV Investments in the financial statements as if they were owned directly by the Fund and has disregarded the SPVs for presentation purposes as a result of the following: (1) an SPV Investment is the sole activity of the SPV; (2) the Fund’s underlying ownership of an SPV Investment is proportionate to the Fund’s contributions made to the SPV; and (3) the Fund will receive its proportionate share of the cash proceeds as the SPV Investment is monetized and distributed. The Schedule of Investments presents the direct investment of the SPVs with material positions in the Fund. The SPVs may incur a tax liability associated with distributions made by underlying portfolio investments. If an SPV charges management fees, those fees will adjust the cost of the SPV.

Investments in SPVs consist of an investment by the Fund in an entity that invests directly in the common or preferred stock of a portfolio company. Investments in SPVs are generally valued using the same fair value techniques for the securities held by the Fund once the investment has been made by the SPV into the underlying portfolio company and are categorized as Level 3 in the fair value hierarchy. The investments in an SPV that have yet to purchase the underlying securities are held at cost and are categorized as Level 3 in the fair value hierarchy. The Fund follows the guidance in GAAP that allows, as practical expedient, the Fund to value such investments at their reported NAV per share (or if not unitized, at an equivalent percentage of the capital of the investee entity). Such investments typically provide an updated NAV or its equivalent on a quarterly basis. The Valuation Committee meets frequently to discuss the fair valuation methodology and will adjust the value of a security if there is a public update to such valuation.

Destiny Tech100 Inc.

Notes to Financial Statements (continued)
June 30, 2024 (Unaudited)

The following table summarizes the levels within the fair value hierarchy for the Fund’s assets measured at fair value as of June 30, 2024:

Assets

Investment	Level 1	Level 2	Level 3	Practical Expedient	Total
Agreement for Future Delivery of Common Shares(a)	$—	$—	$1,350,053	$231,000	$1,581,053
Common Stocks	1,419,976	—	35,138,125	2,477,646	39,035,747
Convertible Notes	—	—	2,547,500	—	2,547,500
Preferred Stocks	—	—	8,182,789	—	8,182,789
Profit Participation Units	—	—	2,000,008	—	2,000,008
Money Market	3,078,972	—	—	—	3,078,972
Total	$4,498,948	$—	$49,218,475	$2,708,646	$56,426,069

(a)

Certain investments are held through SPVs that hold forward contracts. Forward contracts involve the future delivery of shares of a portfolio company upon such securities becoming freely transferable or the removal of restrictions on transfer. The counterparties are shareholders of the portfolio company. See Schedule of Investments.

The following is the fair value measurement of investments that are measured at the SPV’s pro rata NAV (or its equivalent) as a practical expedient:

Investment in Securities	Investment Strategy	Fair Value	Redemption Frequency	Notice Period
Brex, Inc.	Common Stocks	$2,477,646	N/A	N/A
Plaid, Inc.	Common Stocks	$231,000	N/A	N/A
		$2,708,646

The changes in fair value of investments and liabilities for which the Fund has used Level 3 inputs to determine the fair value are as follows:

Assets

Investment	Balance as of December 31, 2023	Purchase of Investments	Proceeds from Sale of Investments	Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation (Depreciation) on Investments	Reclassifications	Transfers out of Level 3(c)	Balance as of June 30, 2024
Agreement for Future Delivery of Common Shares(b)	$1,679,612	$—	$—	$—	$(98,559)	$—	$(231,000)	$1,350,053
Common Stocks	33,131,163	—	—	—	4,484,608		(2,477,646)	35,138,125
Convertible Notes	2,450,000	—	—	—	97,500	—	—	2,547,500
Preferred Stocks	7,926,828	—	—	—	255,961	—	—	8,182,789
Special Purpose Vehicles	2,000,008	—	—	—	—	(2,000,008)	—	—
Profit Participation Units	—	—	—	—	—	2,000,008	—	2,000,008
Total	$47,187,611	$—	$—	$—	$4,739,510	$—	$(2,708,646)	$49,218,475

(a)

Certain investments are held through SPVs that holds forward contracts. Forward contracts involve the future delivery of shares of a portfolio company upon such securities becoming freely transferable or the removal of restrictions on transfer. The counterparties are shareholders of the portfolio company. See Schedule of Investments.

(b)	Level 3 transfers are done using fair market value as of June 30, 2024.

Destiny Tech100 Inc.

Notes to Financial Statements (continued)
June 30, 2024 (Unaudited)

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 Fair Value Measurements for investments held as of June 30, 2024:

Level 3 Investments	Fair Value as of June 30, 2024	Valuation Technique	Unobservable Input	Ranges of Inputs/ (Average)
Assets
Agreement for Future Delivery of Common Shares	$1,350,053	Market Approach	Recent Transaction Price	N/A
Common Stocks	$35,138,125	Market Approach	Recent Transaction Price	N/A
		Market Approach	Adjusted Recent Transaction Prices	$15.00 - $107.16
		Market Approach	Volume Weighted Average Price	$5.45 - $550.00/ ($15.78)
		Market Approach	Indicative Broker Quotes	$370.00 - $395.00/ ($382.50)
Convertible Notes	$2,547,500	Market Approach	Probability Weighted Financing Round	75%
Preferred Stocks	$8,182,789	Cost Approach	Acquisition Price	N/A
		Market Approach	Volume Weighted Average Price	$21.05 - $24.00/ ($22.06)
		Market Approach	Recent Transaction Price	N/A
Profit Participation Units	$2,000,008	Cost Approach	Acquisition Price	N/A
Total	$49,218,475

(a)

Certain investments are held through an SPV that holds forward contracts. Forward contracts involve the future delivery of shares of a portfolio company upon such securities becoming freely transferable or the removal of restrictions on transfer. The counterparties are shareholders of the portfolio company. See Schedule of Investments.

(4)    Capital Transactions

On January 25, 2021, the Organizer purchased 2,500,000 shares of the Fund’s common stock, par value $0.00001, for $25,000.

In January 2021, the Fund commenced a private offering (the “Private Offering”) of Simple Agreements for Future Equity (“SAFEs”) pursuant to Rule 506(b) under the Securities Act of 1933, as amended, to a limited number of qualified purchasers, as such term is defined under Section 2(a)(51)(A) of the 1940 Act. A SAFE is an investment instrument similar to a convertible promissory note. The SAFE document is not a debt instrument, but rather appears on the Fund’s capitalization table like other convertible securities such as options. Unlike a convertible note, the SAFE does not have a maturity date and contains provisions for conversion into shares of the Fund’s common stock or redemption upon the occurrences set forth therein. Additionally, a SAFE does not accrue interest.

The purchasers of SAFEs are referred to as “SAFE Investors.” As additional consideration of a SAFE Investor’s purchase of the SAFE, each SAFE Investor was granted a warrant to purchase the number of shares of the Fund’s common stock equal to the purchase amount of the SAFE divided by $10.00 per share (or such amount per share established pursuant to any amendment to the terms of the SAFE) multiplied by either 40% for Tranche 1 or 30% for Tranche 2 and Tranche 3, rounded down to the nearest whole share (the “Warrant Shares”) at a purchase price of $11.50 per Warrant Share, subject to such adjustments as set forth in the terms of the SAFE (the “Warrant”).

Immediately prior to the SAFE Conversion (defined below), and in accordance with the terms of the SAFE agreement, the Fund performed a reverse stock split of shares of the common stock to ensure that a sufficient amount of shares of the common stock not owned by the Organizer would be outstanding after the SAFE Conversion.

Destiny Tech100 Inc.

Notes to Financial Statements (continued)
June 30, 2024 (Unaudited)

On April 27, 2022, the Fund obtained approval from a majority of the SAFE holders to amend the SAFE Agreement to provide for a mandatory conversion of the SAFEs to shares of our common stock at a conversion price of $10.00 per share (the “SAFE Conversion”). On May 11, 2022, each SAFE holder received from the Fund a number of shares of common stock equal to the total amount invested by such investor in the private offering divided by $10.00. Following the SAFE Conversion and the reverse stock split, the Fund has 10,879,905 shares of common stock issued and outstanding.

The SAFE Investors who acquired shares of the common stock in connection with the SAFE Conversion (the “Lock-Up Shares”) are subject to limitations on their ability to offer, sell or otherwise dispose of the Lock-Up Shares during the “Lock-Up Period”. Immediately following the date the shares are listed for trading on the NYSE, 25% of the Lock-Up Shares will be freely transferable and not subject to the lock-up provisions as defined in the Fund’s Registration Statement. The Lock-Up Period for the remaining Lock-Up Shares is:

●	with respect to the first 33.33% of the remaining Lock-Up Shares, 60 days after the date our shares are listed for trading on the NYSE,

●	with respect to an additional 33.33% of the remaining Lock-Up Shares, 120 days after the date our shares are listed for trading on the NYSE, and

●	with respect to the last 33.33% of the remaining Lock-Up Shares, 180 days after the date our shares are listed for trading on the NYSE.

Warrants

As additional consideration in connection with the Private Offering, the Fund issued to investors warrants (the “Warrants”) to purchase additional shares of the Fund’s common stock at a purchase price of $11.50 per Warrant, subject to certain adjustments set forth in the SAFE Agreement entered into between the Fund and purchasers of SAFEs. Pursuant to the terms of the Warrant Agreement, the Warrants had an expiration date of January 1, 2026.

The Fund evaluated the Warrants pursuant to ASC 480 to determine whether they represent an obligation requiring the Fund to classify the instruments as a liability. Management determined the Warrants did not meet the criteria to be classified as liabilities under ASC 480 and next evaluated them under ASC 815.

Management then determined the Warrants did not meet the definition of a derivative. It was thus determined to next evaluate them under the guidance in ASC 815-40-15-5 through 15-8 to determine whether they meet the criteria to be considered indexed to the Fund’s own stock. Management determined the Warrants did not meet the criteria to be considered indexed to the Fund’s own stock and were treated as a liability classified pursuant to ASC 815-40-15-7D.

After several discussions with the SEC staff, it was determined that the Warrants expired 120 days following the Fund’s registration as an investment company on May 13, 2022, pursuant to Section 18 of the 1940 Act.

(5)    Related Party Transactions

(a)    Management Fee

On April 29, 2022, the Fund and the Adviser entered into an investment advisory agreement (the “Advisory Agreement”), whereby the Adviser receives a base management fee in the amount of 2.00 percent per annum (the “Base Management Fee”) on the first business day of each month prior to a public listing of the Fund’s shares of common stock. The Base Management Fee is calculated based on the average value of the Fund’s invested capital; invested capital refers to the amounts invested (i.e. cost). Under the Advisory Agreement, upon the listing of the Fund’s shares of common stock on a national securities exchange, the Adviser will receive a Base Management Fee, payable quarterly in arrears, in an amount equal to 0.625% per quarter (2.50% annualized) of the average value of the Fund’s gross assets, at the end of the two most recently completed calendar quarters. For purposes of the Advisory Agreement, the term “gross assets” includes assets purchased with borrowed amounts. The Fund’s shares began trading on the NYSE on March 26, 2024; the Base Management Fee was calculated with this methodology from that day forward.

Destiny Tech100 Inc.

Notes to Financial Statements (continued)
June 30, 2024 (Unaudited)

Prior to the execution of the Advisory Agreement, the Fund and the Adviser operated under a separate investment advisory agreement whereby the Adviser received management fees in the amount of 2.00 percent per annum on a monthly basis. Management fees under the prior investment advisory agreement were calculated based on (x) the aggregate amount of the SAFEs purchased by SAFE investors multiplied by (y) the management fee divided by (z) twelve.

Additionally, from time to time, the Fund will invest in SPVs that charge management fees in connection with the Fund’s investment. For the six months ended June 30, 2024, the Fund paid $0 in management fees in connection with its investments in SPVs.

(b)    Administrator

U.S. Bancorp Fund Services, LLC, d/b/a US Bank Global Fund Services (the “Administrator”), serves as administrator to the Fund. Under the Fund Administration Servicing Agreement and the Fund Accounting Servicing Agreement by and among the Fund, the Adviser and the Administrator, the Administrator maintains the Fund’s general ledger and is responsible for calculating the net asset value of the Shares, and generally managing the administrative affairs of the Fund. Under the Fund Administration Servicing Agreement, the Administrator is paid an administrative fee, computed and payable monthly at an annual rate based on the aggregate monthly total assets of the Fund. For the six months ended June 30, 2024 the Fund paid $70,737 in administration fees.

(c)    Service Providers

U.S. Bancorp Fund Services, LLC, d/b/a US Bank Global Fund Services (“USBGFS”) serves as the Fund’s dividend paying agent, transfer agent and registrar. Under a transfer agency services agreement, USBFS is paid an administrative fee, computed and payable monthly at an annual rate based on the transactions processed. For the six months ended June 30, 2024 the Fund paid $3,846 in transfer agent fees.

U.S. Bank National Association (“USB N.A.”) serves as the custodian to the Fund. Under a custody agreement, USB N.A. is paid a custody fee monthly based on the average daily market value of any securities and cash held in the portfolio. For the six months ended June 30, 2024 the Fund paid $3,423 in custody fees.

Employees of PINE Advisors LLC (“PINE”) serve as officers of the Fund. PINE receives a monthly fee for the services provided to the Fund. The Fund also reimburses PINE for certain out-of-pocket expenses incurred on the Fund’s behalf. For the six months ended June 30, 2024 the Fund paid $66,727 in chief compliance and principal financial officer fees.

(d)    Affiliated Partners

As of June 30, 2024, Affiliates of the Fund owned 14.75% of the Fund’s shares.

(6)    Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund may be required to provide financial support in the form of investment commitments to certain investees as part of the conditions for entering into such investments. As of June 30, 2024, the Fund did not have any unfunded commitments and did not provide any financial support.

The Fund is not currently subject to any material legal proceedings, and to the Fund’s knowledge, no material legal proceedings are threatened against the Fund. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings related to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, to the extent the Fund becomes party to such proceedings, the Fund would assess whether any such proceedings will have a material adverse effect upon its financial condition or results of operations.

Destiny Tech100 Inc.

Notes to Financial Statements (continued)
June 30, 2024 (Unaudited)

(7)    Investment Transactions

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the six months ended June 30, 2024, amounted to $0 and $83,637 respectively.

(8)    Tax

The Fund has selected a tax year end of December 31. The Fund intends to elect to be treated as a registered investment company (“RIC”) for U.S. federal income tax purposes and expects each year to continue to qualify as a RIC for U.S. federal income tax purposes. As such, the Fund generally will not be subject to U.S. federal corporate income tax, provided that it distributes all of its net taxable income and gains each year. As of December 31, 2023, the Fund continues to qualify as a regulated investment company.

To avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax character of dividends paid to shareholders during the tax years ended in 2023 and 2022, as noted below, was as follows:

	2023	2022
Ordinary Income	$—	$—
Total Distributions Paid	$—	$—

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Permanent items identified during the year ended December 31, 2023 have been reclassified among the components of net assets based on their tax basis treatment as follows:

ADDITIONAL PAID IN CAPITAL	ACCUMULATED DEFICIT
$21,351,318	($21,351,318)

In general, we make certain adjustments to the classification of net assets as a result of permanent book-to-tax differences, which may include conversion-related items, differences in the book and tax basis of certain assets and liabilities, amortization of start- up costs, expense payments, nondeductible federal excise taxes and net operating losses, among other items.

The following information is provided on a tax basis as of December 31, 2023:

Cost of investments	$87,186,116
Unrealized appreciation	9,568 ,520
Unrealized depreciation	(39,373,377)
Net unrealized appreciation/(depreciation)	(29,804,857)
Undistributed ordinary income	—
Undistributed long term gains	—
Distributable earnings	—
Accumulated gain/(loss)	(3,644,927)
Total accumulated gain/(loss)	$(33,449,784)

The Fund has selected a tax year end of December 31. At December 31, 2023 the tax cost basis of investments was $87,186,116, gross unrealized appreciation was $9,568,520, and gross unrealized depreciation was $39,373,377.

Destiny Tech100 Inc.

Notes to Financial Statements (continued)
June 30, 2024 (Unaudited)

(9)    Recent Accounting Standards

From time to time, new accounting pronouncements are issued by the FASB or other standards setting bodies that are adopted by the Fund as of the specified effective date.

In June 2022, the FASB issued ASU No. 2022-03 “Fair Value Measurements (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions.” This change prohibits entities from taking into account contractual restrictions on the sale of equity securities when estimating fair value and introduces required disclosures for such transactions. The standard is effective for annual periods beginning after December 15, 2023, and should be applied prospectively. Management has reviewed the requirements and believes that the adoption of the ASU will not have a material impact on the financial statements.

(10)    Subsequent Events

Management has evaluated subsequent events for potential recognition and/or disclosure through the date of issuance of these financial statements and determined that none were necessary.

Destiny Tech100 Inc.

Additional Information (Unaudited)

Proxy Voting Policies and Procedures and Proxy Voting Record

If applicable, a copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s investments; and (2) how the Fund voted proxies relating to Fund investments during the most recent period ended June 30, is available without charge, on the Securities and Exchange Commission’s website at http:// www.sec.gov.

Quarterly Portfolio Schedule

The Fund also files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the Fund’s first and third fiscal quarters on Form N-PORT. The Fund’s Form N-PORT filings are available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Results of Shareholder Meeting

On December 7, 2023, the Fund held a meeting of the shareholders to consider the proposals set forth below. The following votes were recorded:

Election of Mr. Travis Mason as a Class I member of the Board of Directors, serving until the 2026 annual meeting of shareholders and until his successor is duly elected and qualified.

	Shares Voted	%Shares Voted
For	3,828,275	99.61%
Withheld	15,000	0.39%
Total	3,843,275	100.00%

Consideration and voting upon the ratification of the selection of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

	Shares Voted	%Shares Voted
For	3,828,275	99.61%
Abstain	15,000	0.39%
Total	3,843,275	100.00%

NOTICE OF PRIVACY POLICY AND PRACTICES

FACTS	WHAT DOES DESTINY TECH100 INC. DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Name, Address, Social Security number

● Proprietary information regarding your beneficiaries

● Information regarding your earned wages and other sources of income

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Destiny Tech100 Inc. chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates to support everyday business functions – information about your transactions supported by law	Yes	No
For our affiliates’ everyday business purposes – Information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call us at: (415) 639-9966

Who are we
Who is providing this notice?	Destiny Tech100 Inc.
What we do
How does Destiny Tech100 Inc. protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Why does Destiny Tech100 Inc. collect my personal information?

We collect your personal information, for example

● To know investors’ identities and thereby prevent unauthorized access to confidential information;

● Design and improve the products and services we offer to investors;

● Comply with the laws and regulations that govern us.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Destiny Tech100 Inc. has affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Destiny Tech100 Inc. does not share with nonaffiliates so they can market to you.

Investment Adviser

Destiny Advisors, LLC
Austin, TX

Legal Counsel

Eversheds Sutherland (US) LLP
Washington, DC

Independent Registered Public Accounting Firm

Marcum LLP
San Francisco, CA

Administrator, Accounting Agent, and Transfer Agent

U.S. Bancorp Fund Services, LLC
Milwaukee, WI

Custodian

U.S. Bank, N.A.
Cincinnati, OH

Directors
Lee Daley
Travis Mason
Lisa Nelson
Sohail Prasad

Director and Chief Executive Officer

Sohail Prasad

Chief Operating Officer

Ethan Silver

Principal Financial Officer and Treasurer

Peter Sattelmair

Chief Compliance Officer

Cory Gossard

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D/XYZ IS REDEFINING THE VENTURE INVESTMENT ECOSYSTEM SO IT SERVES EVERYONE, GIVING GROWTH BACK TO EVERYDAY INVESTORS BY PROVIDING PUBLIC ACCESS TO THE PRIVATE MARKET.

D/XYZ
DESTINY TECH100 1401 LAVACA STREET, #144 AUSTIN, TX 78701

DESTINY.XYZ

(b)	There were no notices transmitted to stockholders in reliance on Rule 30e-3 under the Investment Company Act of 1940, as amended, that contained disclosures specified by paragraph (c)(3) of that rule.

Item 2. Code of Ethics.

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 9. Proxy Disclosure for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual reports.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to semi-annual reports.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

There were no purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by this report.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.

Incorporated by reference to previous Form N-CSR filing

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or national securities association upon which the registrant’s securities are listed. Not applicable.

(3) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(5) Change in the registrant's independent public accountant. Not applicable

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	Destiny Tech100 Inc.

By (Signature and Title)*	/s/ Sohail Prasad
Sohail Prasad, Principal Executive Officer

Date	September 6, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Sohail Prasad
Sohail Prasad, President/Principal Executive Officer

Date:	September 6, 2024

By (Signature and Title)*	/s/ Peter Sattelmair
Peter Sattelmair, Treasurer/Principal Financial Officer

Date:	September 6, 2024